SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 10, 2004

                                  VENTAS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                1-10989                 61-1055020
        --------                -------                 ----------
     (State or other          (Commission              (IRS Employer
     jurisdiction of          File Number)          Identification No.)
     incorporation)


         10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (502) 357-9000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events.
        ------------

     A copy of the consent of KPMG LLP, independent auditors of ElderTrust Operating Limited Partnership and subsidiaries, an indirect subsidiary of the Registrant, is included as Exhibit 23.1 to this Current Report on Form 8-K and is incorporated in this Item 5 by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (a) Financial statements of businesses acquired.

            Not applicable.

     (b) Pro forma financial information.

            Not applicable.

     (c) Exhibits:

            23.1 Consent of KPMG LLP, independent auditors of ElderTrust Operating Limited Partnership and subsidiaries.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  VENTAS, INC.
                                  (Registrant)

Date:       May 10, 2004



                                  By:  /s/ T. Richard Riney
                                       ------------------------------------
                                       Name:   T. Richard Riney
                                       Title:  Executive Vice President and
                                               General Counsel

                                  EXHIBIT INDEX

            Exhibit                Description
            -------                -----------

            23.1 Consent of KPMG LLP, independent auditors of ElderTrust Operating Limited Partnership and subsidiaries.